SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                  April 5, 2004

                Date of Report (Date of earliest event reported)

                            HEALTH EXPRESS USA, INC.
             (Exact name of registrant as specified in its charter)


                 Florida                                  02-27569                                65-0847995
     (State or other jurisdiction of              (Commission file number)           (I.R.S. Employer Identification No.)
      incorporation or organization)


                    1761 West Hillsboro Boulevard, Suite 203
                         Deerfield Beach, Florida 33442
                    (Address of principal executive offices)

                                 (954) 570-5900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)





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

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 7, 2004, pursuant to a resolution of the Board of Directors, Health Express USA, Inc. (the "Company") appointed Salberg & Company, P.A. as the Company's independent accountants. Salberg & Company, P.A. shall replace Ahearn, Jasco + Company, P.A., which had previously served as the Company's independent accountants. Ahearn, Jasco + Company, P.A. notified the Company in writing on April 5, 2004 that it has declined to stand for re-appointment as the Company's auditors for the fiscal year ended December 26, 2004, based on the fact that the audit partner responsible for the Company's audit has reached the maximum number of years that he can work on the Company's audit pursuant to the rules issued by the Public Company Accounting Oversight Board ("PCAOB"), and Ahearn, Jasco + Company, P.A. does not have the necessary number of remaining qualified audit partners to properly manage the PCAOB required partner rotation.

         Prior to the date of this report, Salberg & Company, P.A. has not been engaged as an independent accountant to audit either the financial statements of the Company or any of its subsidiaries, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or reportable event.

         The reports of Ahearn, Jasco + Company, P.A. on the financial statements for the years ended December 28, 2003 and December 29, 2002 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company's ability to continue as a going concern.

         During the years ended December 28, 2003 and December 29, 2002, and through the date of this report, there were no disagreements with Ahearn, Jasco + Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ahearn, Jasco + Company, P.A., would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years.

         As part of the audit for the year ended December 28, 2003, Ahearn, Jasco + Company, P.A. reported to management certain material weaknesses in the Company's internal control systems relating to the Company's controls over (1) non-accounting documents to the extent this information is communicated to the Chief Financial Officer, and (2) the internal accounting controls regarding segregation of duties. The Company believes that its overall internal controls are, in fact, effective, and the Company strives to continue to make improvements in its internal controls.

         The Company has authorized Ahearn, Jasco + Company, P.A. to respond fully to any inquiries of Salberg & Company, P.A.

         Except as stated above, there are no other reportable events as defined in Regulation S-B Item 304(a)(1)(iv) that Ahearn, Jasco + Company, P.A. advised the Company of during the period of their engagement.

         The Company has requested that Ahearn, Jasco + Company, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above mentioned statements. A copy of such letter, dated April 8, 2004, is filed as an Exhibit to this Form 8-K.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

16.1 Letter from Ahearn, Jasco + Company, P.A. to the Securities and Exchange Commission dated April 8, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2004                     HEALTH EXPRESS USA, INC.,
                                        Registrant


                                        /s/ Douglas Baker
                                        ------------------------------------
                                        Douglas Baker,
                                        Chief Executive Officer



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